POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 11, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares KBW Premium Yield Equity REIT Portfolio

Effective after the close of markets on June 19, 2015 (“the “Effective Date”), the name and methodology of the KBW Premium Yield Equity REIT Index, the underlying index (“Underlying Index”) of the PowerShares KBW Premium Yield Equity REIT Portfolio, will change. Therefore, on that date, the Summary Prospectus will be revised as follows:

All references in the Summary Prospectus to the KBW Premium Yield Equity REIT Index are revised to reflect the KBW Nasdaq Premium Yield Equity REIT Index.

On page 1, the second sentence of the section titled “Principal Investment Strategies” is deleted and replaced with the following:

“Keefe, Bruyette & Woods, Inc. (“KBW Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of such companies.”

Please Retain This Supplement for Future Reference.

P-KBWY-SUMPRO-1 SUP-1 061115